UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2024
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Washington Street,	Suite 1300
Conshohocken,	PA	19428
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Hamilton Lane Incorporated (the “Company”), the stockholders of the Company approved the Amended and Restated Hamilton Lane Incorporated 2017 Equity Incentive Plan (the “Amended and Restated Equity Plan”). The Amended and Restated Equity Plan had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. It became effective as of September 5, 2024.

The Amended and Restated Equity Plan is described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on July 25, 2024 (the “Proxy Statement”). The full text of the Amended and Restated Equity Plan is set forth as Appendix B to the Proxy Statement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and into this Item 5.02 as if fully set forth herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 5, 2024, the Company held its Annual Meeting for the purposes of (i) electing the Class II directors named in the Company’s Proxy Statement, (ii) conducting an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, (iii) approving the Amended and Restated Equity Plan, and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. As of the record date of July 10, 2024, there were 40,533,548 shares of our Class A common stock (each entitled to one vote per share) and 13,664,635 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock voted as a single class on all matters presented at the Annual Meeting. Of the total 177,179,898 votes eligible to be cast at the Annual Meeting, shares entitled to cast 148,517,482 votes were represented. The final results of the stockholder vote are set forth below.

Proposal No. 1 — Election of Class II Directors

The Company’s stockholders elected each of the Class II nominees for director as named in the Proxy Statement, each to serve a three-year term until the Company’s 2027 annual meeting of stockholders and until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Information as to the vote on each director who stood for re-election is provided below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Vann Graves	130,514,400	14,951,326	3,051,756
Erik R. Hirsch	128,259,763	17,205,963	3,051,756
Leslie F. Varon	126,725,220	18,740,506	3,051,756

Proposal No. 2 — Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, named executive officer compensation, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,643,258	7,373,593	1,448,875	3,051,756

Proposal No. 3 — Vote to Approve the Amended and Restated Equity Plan

The Company’s stockholders approved the Amended and Restated Equity Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,532,615	18,481,263	1,451,848	3,051,756

Proposal No. 4 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2025

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,255,209	252,863	9,410	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

		Incorporated By Reference				Filed Herewith
Exhibit No.	Description of Exhibit	Form	Exhibit	Filing Date	File No.
10.1†	Amended and Restated Hamilton Lane Incorporated 2017 Equity Incentive Plan	DEF 14A	Appendix B	7/25/24	001-38021
10.2†	Form of Restricted Stock Award Agreement under the Amended and Restated Hamilton Lane Incorporated 2017 Equity Incentive Plan					X
10.3†	Form of Director Restricted Stock Award Agreement under the Amended and Restated Hamilton Lane Incorporated 2017 Equity Incentive Plan					X
10.4†	Form of Performance Stock Award Agreement under the Amended and Restated Hamilton Lane Incorporated 2017 Equity Incentive Plan					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X
† Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 5, 2024

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary